Exhibit 99.1

SELECTED HISTORICAL FINANCIAL DATA

Prior to the Company’s spin-off from Potlatch Corporation, or Potlatch, on December 16, 2008, the Company was a wholly owned subsidiary of Potlatch. On December 16, 2008, Potlatch distributed 100% of the issued and outstanding shares of the Company’s common stock to the holders of record of Potlatch common stock as of the close of business on December 9, 2008. Each Potlatch stockholder received one share of the Company’s common stock for every 3.5 shares of Potlatch common stock held on the record date.

Except for the period from December 16, 2008 through March 31, 2009, when the Company operated as, and was accounted for as, a separate public company, the Company’s results of operations and financial condition reflected in the tables below cover periods prior to the spin-off. The historical financial and other data relating to periods prior to the spin-off were prepared on a combined basis from Potlatch’s consolidated financial statements using the historical results of operations and bases of the assets and liabilities of Potlatch’s consumer products and pulp and paperboard business and its wood products operations at Lewiston, Idaho, and give effect to allocations of expenses from Potlatch. The Company’s historical financial and other data is not necessarily indicative of the Company’s future performance nor do they necessarily reflect what the Company’s financial position and results of operations would have been had the Company operated as a separate, stand-alone entity during the periods shown. The statement of operations data for each of the years ended December 31, 2005 and 2004 and twelve months ended March 31, 2009, and the balance sheet data at December 31, 2006, 2005 and 2004, are unaudited. The statement of operations data for each of the three months ended March 31, 2009 and 2008, and the balance sheet data at March 31, 2009, are unaudited and have been derived from the Company’s unaudited financial statements included in the Company’s quarterly report on Form 10-Q filed with the SEC on May 5, 2009.

The statement of operations data for the years ended December 31, 2006, 2007 and 2008, and the balance sheet data as of December 31, 2007 and 2008, have been derived from the Company’s audited financial statements included in the Company’s annual report on Form 10-K. All other information has been derived from the Company’s unaudited books and records.

Statement of Operations Data:

	Years ended December 31,					Three months ended March 31,		Twelve months ended March 31, 2009
	2004	2005	2006	2007	2008	2008	2009
	(dollars in thousands)
Net sales
Consumer Products	$326,135	$375,339	$444,951	$451,972	$504,597	$123,008	$136,152	$517,741

Pulp & Paperboard
Paperboard	467,323	503,005	538,246	569,380	644,436	151,230	138,023	631,229
Pulp	66,233	65,019	77,712	102,606	92,304	26,252	15,274	81,326
Other	200	922	1,113	1,070	844	298	37	583

	533,756	568,946	617,071	673,056	737,584	177,780	153,334	713,138

Wood Products	100,722	97,597	113,347	121,359	89,014	22,754	12,412	78,672
Elimination of intersegment net sales	(52,019)	(49,110)	(58,448)	(63,355)	(75,886)	(16,105)	(15,198)	(74,979)

Total net sales	$908,594	$992,772	$1,116,921	$1,183,032	$1,255,309	$307,437	$286,700	$1,234,572

Intersegment net sales or transfers
Consumer Products	$64	$74	$82	$86	$109	$23	$18	$104
Pulp & Paperboard	46,712	43,745	52,080	55,838	65,326	13,534	13,985	65,777
Wood Products	5,243	5,291	6,286	7,431	10,451	2,548	1,195	9,098

	$52,019	$49,110	$58,448	$63,355	$75,886	$16,105	$15,198	$74,979

Operating income (loss)
Consumer Products	$(11,952)	$7,513	$25,698	$17,622	$37,321	$3,481	$29,136	$62,976
Pulp & Paperboard	8,907	(519)	26,064	45,066	18,916	10,851	8,370	16,435
Wood Products	11,868	(267)	6,093	(109)	(14,479)	(4,414)	(6,161)	(16,226)
Corporate and eliminations	(5,121)	(8,978)	(11,592)	(10,172)	(13,274)	(3,320)	(6,120)	(16,074)

Total earnings (loss) before interest and income taxes	$3,702	$(2,251)	$46,263	$52,407	$28,484	$6,598	$25,225	$47,111

Total net earnings (loss)	$(4,922)	$(8,710)	$20,863	$25,334	$9,743	$2,246	$13,647	$21,144

Balance Sheet Data:

	At December 31,					At March 31, 2009
	2004	2005	2006	2007	2008
	(dollars in thousands)
Assets
Total cash and short-term investments	$—	$—	$170	$9	$14,018	$15,829
Working capital(a)	183,370	186,675	166,871	128,548	14,022	42,710
Total land, property, plant & equipment, net	479,470	469,146	441,356	413,072	389,867	382,115

Consumer Products assets	*	*	$269,235	$256,541	$251,999	*
Pulp & Paperboard assets	*	*	383,621	363,568	362,029	*
Wood Products assets	*	*	38,726	53,715	63,003	*
Corporate assets	*	*	49,429	24,129	6,235	*

Total assets	$821,622	$821,620	$741,011	$697,953	$683,266	$678,413

Total debt	$100,000	$100,000	$100,000	$100,000	$150,000	$140,000

*	Not reported

Additional Information:

	Years ended December 31,					Three months ended March 31,		Twelve months ended March 31, 2009
	2004	2005	2006	2007	2008	2008	2009
	(dollars in thousands)
Depreciation and amortization
Consumer Products	$15,239	$15,587	$15,800	$16,268	$15,653	$4,031	$3,899	$15,521
Pulp & Paperboard	37,239	36,407	35,547	32,388	28,858	7,195	7,077	28,740
Wood Products	2,509	2,540	2,527	2,181	1,982	493	490	1,979
Corporate	182	320	416	488	461	124	255	592

	$55,169	$54,854	$54,290	$51,325	$46,954	$11,843	$11,721	$46,832

EBITDA(b)
Consumer Products	$3,287	$23,100	$41,498	$33,890	$52,974	$7,512	$33,035	$78,497
Pulp & Paperboard	46,146	35,888	61,611	77,454	47,774	18,046	15,447	45,175
Wood Products	14,377	2,273	8,620	2,072	(12,497)	(3,921)	(5,671)	(14,247)
Corporate	(4,939)	(8,658)	(11,176)	(9,684)	(12,813)	(3,196)	(5,865)	(15,482)

	$58,871	$52,603	$100,553	$103,732	$75,438	$18,441	$36,946	$93,943

Capital expenditures
Consumer Products	$14,921	$13,402	$12,774	$5,531	$10,100	$1,452	$2,680	$11,328
Pulp & Paperboard	10,329	21,733	13,014	13,789	10,156	671	806	10,291
Wood Products	2,817	7,806	1,417	1,016	373	90	(45)	238
Corporate	—	471	300	195	677	78	118	717

	$28,067	$43,412	$27,505	$20,531	$21,306	$2,291	$3,559	$22,574

Selected Credit Statistics(c):

	At December 31,					At March 31,	Twelve months ended March 31, 2009
	2004	2005	2006	2007	2008	2009
	(dollars in thousands)
Actual:
Net debt(d)	$100,000	$100,000	$99,830	$99,991	$135,982	$124,171	$124,171
Ratio of net debt to EBITDA	1.7:1	1.9:1	1.0:1	1.0:1	1.8:1	*	1.3:1
Net interest expense	$12,500	$12,589	$13,000	$13,000	$13,147	$3,563	$13,460
Ratio of EBITDA to interest expense	4.7:1	4.2:1	7.7:1	8.0:1	5.7:1	*	7.0:1

As adjusted for the note offering:
Net debt(d)							$136,171
Ratio of net debt to EBITDA							1.4:1
Net interest expense							$15,600
Ratio of EBITDA to interest expense							6.0:1

*	Not reported.

Shipment and Price Data:

	Years ended December 31,					Three months ended March 31,		Twelve months ended March 31, 2009
	2004	2005	2006	2007	2008	2008	2009
Shipment data (tons)
Tissue	171,680	177,882	198,462	191,731	197,577	50,980	50,531	197,128
Paperboard	710,546	715,421	732,050	733,521	762,681	187,334	152,060	727,407
Pulp	42,205	48,987	47,744	73,969	42,771	19,811	2,884	25,844

Sales price/ton
Tissue	$1,899	$2,110	$2,242	$2,357	$2,553	$2,412	$2,694	$2,626
Paperboard	658	703	735	776	845	807	908	868
Pulp	463	434	537	632	631	642	447	602

(a)	Working capital is defined as current assets minus current liabilities.

(b)	EBITDA on a total company basis means earnings before interest expense, income taxes, depreciation and amortization. When used with reference to the Company’s business segments, EBITDA means segment operating income before depreciation and amortization. The Company believes EBITDA is a useful supplemental performance measure because it allows investors to view the Company’s performance without the impact of noncash depreciation and amortization or the cost of debt. In addition, the Company believes that it is widely accepted that EBITDA provides useful information regarding a company’s ability to service debt. Because EBITDA is calculated before recurring cash charges including interest expense and income taxes, excludes capitalized costs, and is not adjusted for capital expenditures or other recurring cash requirements of the Company’s business, its utility as a measure of the Company’s performance is limited. Accordingly, EBITDA should be considered only as a supplement to net earnings (computed in accordance with GAAP) as a measure of the Company’s financial performance. Other companies in the Company’s industry may calculate EBITDA differently than the Company does; accordingly, the Company’s EBITDA may not be comparable to such other companies’ EBITDA. See the tables below for the reconciliation of total company net earnings and segment operating income to EBITDA on a total company and segment basis.

Reconciliation of Total Company Net Earnings to Total Company EBITDA

	Years ended December 31,					Three months ended March 31,		Twelve months ended March 31, 2009
	2004	2005	2006	2007	2008	2008	2009
	(dollars in thousands)
Net earnings (loss)	$(4,922)	$(8,710)	$20,863	$25,334	$9,743	$2,246	$13,647	$21,144
Add back:
Interest	12,500	12,589	13,000	13,000	13,147	3,250	3,563	13,460
Income taxes	(3,876)	(6,130)	12,400	14,073	5,594	1,102	8,015	12,507
Depreciation and amortization	55,169	54,854	54,290	51,325	46,954	11,843	11,721	46,832

EBITDA	$58,871	$52,603	$100,553	$103,732	$75,438	$18,441	$36,946	$93,943

Reconciliation of Segment Operating Income to Segment EBITDA

	Years ended December 31,					Three months ended March 31,		Twelve months ended March 31, 2009
	2004	2005	2006	2007	2008	2008	2009
	(dollars in thousands)
Consumer Products Segment
Operating Income (loss)	$(11,952)	$7,513	$25,698	$17,622	$37,321	$3,481	$29,136	$62,976
Add back:
Depreciation and amortization	15,239	15,587	15,800	16,268	15,653	4,031	3,899	15,521

Segment EBITDA	$3,287	$23,100	$41,498	$33,890	$52,974	$7,512	$33,035	$78,497

Pulp and Paperboard Segment
Operating Income (loss)	$8,907	$(519)	$26,064	$45,066	$18,916	$10,851	$8,370	$16,435
Add back:
Depreciation and amortization	37,239	36,407	35,547	32,388	28,858	7,195	7,077	28,740

Segment EBITDA	$46,146	$35,888	$61,611	$77,454	$47,774	$18,046	$15,447	$45,175

Wood Products Segment
Operating Income (loss)	$11,868	$(267)	$6,093	$(109)	$(14,479)	$(4,414)	$(6,161)	$(16,226)
Add back:
Depreciation and amortization	2,509	2,540	2,527	2,181	1,982	493	490	1,979

Segment EBITDA	$14,377	$2,273	$8,620	$2,072	$(12,497)	$(3,921)	$(5,671)	$(14,247)

(c)	For purposes of these statistics, net debt is presented at the dates indicated and EBITDA and interest expense are presented for the twelve months ended on the dates indicated.

(d)	Net debt is defined as total debt minus cash and short-term investments.